SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 11, 2005

                 INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

                                     Indiana
                 (State or other jurisdiction of incorporation)

         000-30771                                  87-0678630
  (Commission File No.)                  (I.R.S. Employer Identification No.)

                              5624 West 73rd Street
                             Indianapolis, IN 46278
                    (Address of principal executive officer)


                                 (317) 295-3500
                         (Registrant's telephone number,
                              including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                    The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K. This information is not deemed to be "filed" for the purposes of
                    Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements. On March 11, 2005, Interactive Motorsports and Entertainment Corp. (IMEC) issued a press release announcing the earnings results of its operations for the fourth quarter and year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference to this Item
                    2.02 as if fully set forth herein.

Item 8.01         Other Events and Required FD Disclosure.

                    Interactive Motorsports and Entertainment, Corp. issued the press release attached hereto as Exhibit 99.1 on March 11, 2005.

Item 9.01.        Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a) Financial Statements of Business Acquired.

                      Not Applicable

                  (b) Pro Forma Financial Information (unaudited).

                      Not Applicable

                  (c) Exhibits.

                      99.1 Press Release of Interactive Motorsports and Entertainment, Corp. dated March 11, 2005.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  March 11, 2005

                                INTERACTIVE MOTORSPORTS AND
                                ENTERTAINMENT CORP.

                                By:   /s/ William Donaldson
                                    William Donaldson
                                    Chief Executive Officer